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                                                                    Exhibit 10.7

                                                                  EXECUTION COPY

                                  $100,000,000

                         AMERICAN ROCK SALT COMPANY LLC

                      9 1/2% Senior Secured Notes due 2014

                               PURCHASE AGREEMENT

                                                                   March 5, 2004

JEFFERIES & COMPANY, INC.
520 Madison Avenue
12th Floor
New York, NY  10022

Ladies and Gentlemen:

        American Rock Salt Company LLC, a New York limited liability company (the "Company") hereby agrees with you as follows:

        1. Issuance of Notes. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to Jefferies & Company, Inc. (the "Initial Purchaser") $100,000,000 aggregate principal amount of 9 1/2% Senior Secured Notes due 2014 (each a "Note" and, collectively, the "Notes"). The Notes will be issued pursuant to an indenture (the "Indenture"), to be dated as of March 17, 2004, between the Company and U.S. Bank National Association, as trustee (the "Trustee"). Capitalized terms used, but not defined herein, shall have the meanings set forth in the Indenture.

        The Notes will be offered and sold to the Initial Purchaser pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Notes shall bear the legends set forth in the final offering circular, dated the date hereof (the "Final Offering Circular"). The Company has prepared a preliminary offering circular, dated February 20, 2004 (the "Preliminary Offering Circular"), and the Final Offering Circular relating to the offer and sale of the Notes (the "Offering"). "Offering Circular" means, as of any date or time referred to in this Agreement, the most recent offering circular (whether the Preliminary Offering Circular or the Final Offering Circular, and any amendment or supplement to either such document), including exhibits and schedules thereto.

        In connection with the sale of the Notes, the Company is concurrently entering into a new senior secured credit facility between the Company and Manufacturers and Traders Trust Company, which provides for (i) a revolving loan facility in an aggregate principal amount of up to $30.0 million outstanding at any time and (ii) a term loan facility in an amount of $32.1 million (collectively, as amended, supplemented, modified, extended or restated from time to time, the "Credit Agreement").

        2. Terms of Offering. The Initial Purchaser has advised the Company, and the Company understands, that the Initial Purchaser will make offers to sell (the "Exempt Resales") some or all of the Notes purchased by the Initial Purchaser hereunder on the terms set forth in the Final Offering Circular, as

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amended or supplemented, to persons (the "Subsequent Purchasers") whom the
Initial Purchaser (i) reasonably believes to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs"), as such Rule may be amended from time to time, (ii) reasonably believes (based upon written representations made by such persons to the Initial Purchaser) to be institutional "accredited investors" ("Accredited Investors") as defined in Rule 501(a)(1), (2), (3) or
(7) under the Act or (iii) reasonably believes to be non-U.S. persons in reliance upon Regulation S under the Act.

        Pursuant to the terms of the Collateral Agreements, all of the obligations under the Indenture and the Notes will be secured by a first priority lien and security interest in substantially all of the assets of the Company and its Subsidiaries (except for a prior ranking lien by the lenders under the Credit Agreement) in favor of the Trustee, as secured party for itself and for the benefit of the holders of the Notes, the Exchange Notes and the Private Exchange Notes (the "Secured Parties").

        Holders of the Notes (including Subsequent Purchasers) will have the registration rights set forth in the registration rights agreement applicable to the Notes (the "Registration Rights Agreement"), to be executed on and dated as of the Closing Date (as hereinafter defined). Pursuant to the Registration Rights Agreement, the Company will agree, among other things, to file with the Securities and Exchange Commission (the "SEC") (a) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to senior secured notes (the "Exchange Notes") which shall be identical to the Notes (except that the Exchange Notes shall have been registered pursuant to such registration statement and will not be subject to restrictions on transfer or contain additional interest provisions) to be offered in exchange for the Notes (such offer to exchange being referred to as the "Exchange Offer"), and/or (b) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement") relating to the resale by certain holders of the Notes. If required under the Registration Rights Agreement, the Company will issue Exchange Notes to the Initial Purchaser (the "Private Exchange Notes"). If the Company fails to satisfy its obligations under the Registration Rights Agreement, it will be required to pay additional interest to the holders of the Notes under certain circumstances, as set forth in the Registration Rights Agreement.

        This Agreement, the Indenture, the Collateral Agreements, the Registration Rights Agreement, the Notes, the Exchange Notes and the Private Exchange Notes are collectively referred to herein as the "Documents."

        3. Purchase, Sale and Delivery. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, the Notes at a purchase price of 97% of the principal amount thereof. Delivery to the Initial Purchaser of and payment for the Notes shall be made at a closing (the "Closing") to be held at 10:00 a.m., New York time, on March 17, 2004 (the "Closing Date") at the Rochester, New York offices of Harris Beach LLP, or at such other location as agreed to by the Initial Purchaser and the Company.


        The Company shall deliver to the Initial Purchaser one or more certificates representing the Notes in definitive form, registered in such names and denominations as the Initial Purchaser may request, against payment by the Initial Purchaser of the purchase price therefor by immediately available federal funds bank wire transfer to such bank account or accounts as the Company shall designate to the Initial Purchaser at least two business days prior to the Closing Date. The certificates representing the Notes in definitive form shall be made available to the Initial Purchaser for inspection at the New York offices of Mayer, Brown, Rowe & Maw LLP (or such other place as shall be reasonably acceptable to the Initial Purchaser) not later than 10:00 a.m. one business day immediately preceding the Closing Date. Notes to be represented by one or more definitive global securities in book-entry form will be deposited on the

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Closing Date, by or on behalf of the Company, with The Depository Trust Company
("DTC") or its designated custodian, and registered in the name of Cede & Co.

        4. Representations and Warranties of the Company. The Company represents and warrants to the Initial Purchaser that, as of the date hereof and as of the Closing Date:

        (a) The Preliminary Offering Circular as of its date did not, and the Final Offering Circular as of its date did not, and as of the Closing Date will not, and each supplement or amendment thereto as of its date will not, contain any untrue statement of a material fact or omit to state any material fact (except, in the case of the Preliminary Offering Circular, for pricing terms and other financial terms intentionally left blank) necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to the information furnished in writing to the Company by the Initial Purchaser specifically for use therein. No injunction or order has been issued that either (i) asserts that any of the transactions contemplated by this Agreement or any other Document is subject to the registration requirements of the Act or (ii) would prevent or suspend the issuance or sale of any of the Notes or the use of the Preliminary Offering Circular, the Final Offering Circular or any amendment or supplement thereto, in any jurisdiction. Each of the Preliminary Offering Circular and the Final Offering Circular, as of their respective dates, contained, and the Final Offering Circular, as amended or supplemented, as of the Closing Date, will contain, all the information specified in, and meet the requirements of, Rule 144A(d)(4) under the Act. There are no related party transactions that would be required to be disclosed in the Final Offering Circular if the Final Offering Circular were a prospectus included in a registration statement on Form S-1 filed under the Act that are not disclosed in the Final Offering Circular.

        (b) The Company (i) has been duly formed, is validly existing and is in good standing under the laws of its jurisdiction of organization, (ii) has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets, and (iii) is duly qualified or licensed to do business and is in good standing as a foreign corporation, partnership or other entity, as the case may be, authorized to do business in each jurisdiction in which the nature of such businesses or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on (A) the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company, (B) the ability of the Company to perform its obligations in all material respects under any Document, (C) the enforceability of any Collateral Agreement or the attachment, perfection or priority of any of the Liens intended to be created thereby or (D) the validity of any of the Documents or the consummation of any of the transactions contemplated therein (each, a "Material Adverse Effect").

        (c) All of the issued and outstanding Capital Stock of the Company has been duly authorized and validly issued, are fully paid and nonassessable, and was not issued in violation of, and is not subject to, any preemptive or similar rights. The table under the caption "Capitalization" in the Final Offering Circular (including the footnotes thereto) sets forth, as of its date, the capitalization of the Company. There are no outstanding (A) options, warrants or other rights for third parties to purchase from the Company, (B) agreements, contracts, arrangements or other obligations of the Company to issue to third parties or (C) other rights of third parties to convert any obligation into or exchange any securities for, in the case of each of clauses (A) through (C), Capital Stock of or other ownership or equity interests in the Company.

        (d) No holder of securities of the Company, other than the holders of the Notes, will be entitled to have such securities registered under the registration statements required to be filed by the

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Company with respect to the Exchange Notes and Private Exchange Notes pursuant to the Registration Rights Agreement.

        (e) The Company has all the requisite power and authority to execute, deliver and perform its obligations under the Documents to which it is a party and to consummate the transactions contemplated thereby.

        (f) This Agreement has been duly and validly authorized, executed and delivered by the Company. Each of the Indenture and the Collateral Agreements have been duly and validly authorized by the Company. Each of this Agreement, the Indenture and the Collateral Agreements, when executed and delivered by the Company, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought.

        (g) The Registration Rights Agreement has been duly and validly authorized by the Company. The Registration Rights Agreement, when executed and delivered by the Company, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (A) the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

        (h) The Notes, when issued, will be in the form contemplated by the Indenture. The Indenture meets the requirements for qualification under the Trust Indenture Act of 1939, as amended (the "TIA"). The Notes, Exchange Notes and Private Exchange Notes have each been duly and validly authorized by the Company and, in the case of the Notes, when delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement and the Indenture, will have been duly executed, issued and delivered and will be legal, valid and binding obligations of the Company, entitled to the benefit of the Indenture, the Collateral Agreements and the Registration Rights Agreement, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (whether applied by a court of law or equity) and the discretion of the court before which any proceeding therefor may be brought. Upon and following delivery to the Initial Purchaser, the Notes will rank pari passu with all senior Indebtedness of the Company that is outstanding on the date hereof or that may be incurred hereafter and senior to all other subordinated Indebtedness of the Company that is outstanding on the date hereof or that may be incurred hereafter.

        (i) The Company is not in violation of its certificate of formation, operating agreement or any other organizational documents (the "Charter Documents"). The Company is not (i) in violation of any federal, state, local or foreign statute, law (including, without limitation, common law) or ordinance, or any judgment, decree, rule, regulation or order (collectively, "Applicable Law") of any federal, state, local and other governmental authority, governmental or regulatory agency or body, court, arbitrator or self-regulatory organization, domestic or foreign (each, a "Governmental Authority"), or (ii) in breach of or default under any bond, debenture, note or other evidence of indebtedness, indenture, mortgage, deed of trust, lease or any other agreement or instrument to which any of them is a party or by which any of

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them or their respective property is bound (collectively, "Applicable
Agreements"), other than as disclosed in the Final Offering Circular. There exists no condition that, with the passage of time or otherwise, would (a) constitute a violation of such Charter Documents or Applicable Laws, (b) constitute a breach of or default under any Applicable Agreement or (c) result in the imposition of any penalty or the acceleration of any indebtedness.

        (j) Neither the execution, delivery or performance of the Documents nor the consummation of any transactions contemplated therein will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any person (other than consents already obtained and in full force and effect) under, result in the imposition of any liens, security interests, mortgages, pledges, charges, equities, claims or restrictions on transferability or encumbrances of any kind (collectively, "Liens") on any assets of the Company (except for Liens created pursuant to the Documents and the Credit Agreement), or result in an acceleration of indebtedness under or pursuant to (i) the Charter Documents, (ii) any Applicable Agreement, or (iii) any Applicable Law. After consummation of the Offering and transactions contemplated in the Documents, no Default or Event of Default under the Indenture will exist.

        (k) When executed and delivered, the Documents will conform in all material respects to the descriptions thereof in the Final Offering Circular.

        (l) No consent, approval, authorization or order of any Governmental Authority, or third party is required for the issuance and sale by the Company of the Notes to the Initial Purchaser or the consummation by the Company of the other transactions contemplated hereby, except such as have been obtained (and are in full force and effect) and such as may be required under state securities or "Blue Sky" laws in connection with the purchase and resale of the Notes by the Initial Purchaser.

        (m) There is no action, claim, suit, demand, hearing, notice of violation or deficiency, or proceeding, domestic or foreign (collectively, "Proceedings"), pending or, to the knowledge of the Company, threatened, that either (i) seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge any of the Documents or any of the transactions contemplated therein, or (ii) except as described in the Offering Circular, would, individually or in the aggregate, have a Material Adverse Effect. The Company is not subject to any judgment, order, decree, rule or regulation of any Governmental Authority that would, individually or in the aggregate, have a Material Adverse Effect.

        (n) The Company possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Governmental Authorities, presently required or necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as now or proposed to be conducted as set forth in the Final Offering Circular ("Permits"), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect; the Company has fulfilled and performed all of its obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit; and the Company has not received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Final Offering Circular or except where such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect.

        (o) The Company has good and marketable title to all real property owned by it and good title to all personal property owned by it and good and indefeasible title to all leasehold estates in real and personal property being leased by it and, as of the Closing Date, will be free and clear of all Liens (other than Permitted Liens). All Applicable Agreements to which the Company is a party or by which it is

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bound are valid and enforceable against the Company and, to the knowledge of the
Company, are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect. The assets of the Company include all of the assets and properties necessary or required in, or otherwise material to, the conduct of the Company's business as currently conducted and as proposed to be conducted (as described in the Final Offering Circular), and such assets are in good working condition, except where the failure of such assets to be in working condition would not, individually or in the aggregate, have a Material Adverse Effect.

        (p) All Tax returns required to be filed by the Company have been filed and all such returns are true, complete, and correct in all material respects. All material Taxes that are due from the Company have been paid other than those
(i) currently payable without penalty or interest or (ii) being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with generally accepted accounting principles of the United States, consistently applied ("GAAP"). There are no actual or, to the knowledge of the Company after due inquiry, proposed Tax assessments against the Company that would, individually or in the aggregate, have a Material Adverse Effect. The accruals and reserves on the books and records of the Company in respect of any material Tax liability for any period not finally determined are adequate to meet any assessments of Tax for any such period. For purposes of this Agreement, the term "Tax" and "Taxes" shall mean all federal, state, local and foreign taxes, and other assessments of a similar nature (whether imposed directly or through withholding), including, without limitation, any interest, additions to tax, or penalties applicable thereto.

        (q) The Company owns, or is licensed under, and has the right to use, all patents, patent rights, licenses, inventions, copyrights, know-how (including, without limitation, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") necessary for the conduct of its business and, as of the Closing Date, will be free and clear of all Liens, other than Permitted Liens. No claims or notices of any potential claim have been asserted by any person challenging the use of any such Intellectual Property by the Company or questioning the validity or effectiveness of the Intellectual Property or any license or agreement related thereto (other than any claims that, if successful, would not, individually or in the aggregate, have a Material Adverse Effect). The use of such Intellectual Property by the Company will not infringe on the Intellectual Property rights of any other person.

        (r) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) material transactions are executed in accordance with management's general or specific authorization, (ii) material transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.

        (s) The audited financial statements and related notes of the Company contained in the Final Offering Circular (the "Financial Statements") present fairly the financial position, results of operations and cash flows of the Company, as of the respective dates and for the respective periods to which they apply and have been prepared in accordance with GAAP and the requirements of Regulation S-X of the Act. The financial data set forth under "Summary Financial Data" and "Selected Financial Information" included in the Final Offering Circular have been prepared on a basis consistent with that of the Financial Statements and present fairly the financial position and results of operations of the Company as of the respective dates and for the respective periods indicated. All other financial, statistical, and market and industry-related data included in the Final Offering Circular are fairly and accurately presented and are

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based on or derived from sources that the Company believes to be reliable and accurate. PricewaterhouseCoopers LLP are independent public accountants with respect to the Company.

        (t) The pro forma financial information and the related notes of the Company set forth in the Final Offering Circular include assumptions that were made in good faith and provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein. The related pro forma adjustments give appropriate effect to those assumptions and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial data included in the Final Offering Circular.

        (u) Subsequent to the respective dates as of which information is given in the Final Offering Circular, except as adequately disclosed in the Final Offering Circular, (i) the Company has not incurred any liabilities, direct or contingent, that are material, individually or in the aggregate, to the Company, or has entered into any transactions not in the ordinary course of business,
(ii) there has not been any material decrease in the Capital Stock or any material increase in long-term indebtedness or any material increase in short-term indebtedness of the Company, or any payment of or declaration to pay any dividends or any other distribution with respect to the Company, and (iii) there has not been any material adverse change in the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company (each of clauses (i), (ii) and (iii), a "Material Adverse Change") since September 30, 2003. To the knowledge of the Company after due inquiry, there is no event that is reasonably likely to occur, which if it were to occur, would, individually or in the aggregate, have a Material Adverse Effect, except such events that have been adequately disclosed in the Final Offering Circular.

        (v) No "nationally recognized statistical rating organization" (as such term is defined for purposes of Rule 436(g)(2) under the Act) (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company retaining any rating assigned to the Company or to any securities of the Company, or (ii) has indicated to the Company that it is considering (A) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned, or (B) any change in the outlook for any rating of the Company or any securities of the Company.

        (w) All indebtedness represented by the Notes is being incurred for the purposes described in the Offering Circular and in good faith. On the Closing Date, the Company (i) will be solvent, (ii) will have sufficient capital with which to conduct the business it is presently conducting and presently anticipates conducting and (iii) will be able to pay its debts as they mature.

        (x) The Company has not and, to its knowledge after due inquiry, no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Notes, (ii) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, any of the Notes, or (iii) except as disclosed in the Final Offering Circular, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

        (y) Without limiting any provision herein, no registration under the Act and no qualification of the Indenture under the TIA is required for the sale of the Notes to the Initial Purchaser as contemplated hereby or for the Exempt Resales, assuming (i) that the purchasers in the Exempt Resales are QIBs or Accredited Investors or non-U.S. persons and (ii) the accuracy of the Initial Purchaser's representations contained herein regarding the absence of general solicitation in connection with the sale of the Notes to the Initial Purchaser and in the Exempt Resales.

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        (z) The Notes are eligible for resale pursuant to Rule 144A under the
 Act and no other securities of the Company are of the same class (within the meaning of Rule 144A under the Act) as the Notes and listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or quoted in a U.S. automated inter-dealer quotation system. No securities of the Company of the same class as the Notes have been offered, issued or sold by the Company or any of its Affiliates within the six-month period immediately prior to the date hereof.

        (aa) Neither of the Company nor any of its Affiliates or other persons acting on behalf of the Company has offered or sold the Notes by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Notes sold outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act, and the Company, each Affiliate of the Company and each other person acting on behalf of the Company have complied with and will implement the "offering restrictions" within the meaning of such Rule 902; provided, that no representation is made in this subsection with respect to the actions of the Initial Purchaser.

        (bb) Each of the Company and each ERISA Affiliate has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") with respect to each "pension plan" (as defined in Section 3(2) of ERISA), subject to Section 302 of ERISA which the Company or any ERISA Affiliate sponsors or maintains, or with respect to which it has (or within the last three years had) any obligation to make contributions, and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and the Code (as defined below). Neither the Company nor any ERISA Affiliate has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA. "ERISA Affiliate" means a corporation, trade or business that is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in
 Section 414 of the Internal Revenue Code of 1986, as amended (the "Code") or
 Section 4001 of ERISA.

        (cc) (i) no labor strike, work stoppage, slowdown, or other material labor dispute is pending against the Company, or, to the knowledge of the Company, after due inquiry, threatened against the Company; (ii) there is no worker's compensation liability, experience or matter that could be reasonably expected to have a Material Adverse Effect; (iii) to the knowledge of the Company, after due inquiry, there is no threatened or pending liability against the Company pursuant to the Worker Adjustment Retraining and Notification Act of 1988, as amended ("WARN"), or any similar state or local law; (iv) there is no employment-related charge, complaint, grievance, investigation, unfair labor practice claim, or inquiry of any kind, pending against the Company that could, individually or in the aggregate, have a Material Adverse Effect; (v) to the knowledge of the Company, after due inquiry, no employee or agent of the Company has committed any act or omission giving rise to liability for any violation identified in subsection (iii) and (iv) above, other than such acts or omissions that would not, individually or in the aggregate, have a Material Adverse Effect; and (vi) no term or condition of employment exists through arbitration awards, settlement agreements, or side agreements that is contrary to the express terms of any applicable collective bargaining agreement. (dd) None of the transactions contemplated in the Documents or the application by the Company of the proceeds of the Notes will violate or result in a violation of Section 7 of the Exchange Act (including, without limitation, Regulation T (12 C.F.R. Part
220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System).

        (ee) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States

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Investment Company Act of 1940, as amended (the "Investment Company Act"); and
the Company is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Final Offering Circular, will not be an "investment company" as defined in the Investment Company Act.

        (ff) The Company has not engaged any broker, finder, commission agent or other person (other than the Initial Purchaser and Cohen & Company, LLC) in connection with the Offering or any of the transactions contemplated in the Documents, and the Company is not under any obligation to pay any broker's fee or commission in connection with such transactions (other than commissions or fees to the Initial Purchaser and Cohen & Company, LLC).

        (gg) The Company (i) is in compliance with all applicable foreign, federal, state and local laws and regulations relating to the protection of the environment or hazardous or toxic substances of wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) has not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, in each case except where such non-compliance with Environmental Laws, failure to receive and comply with required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. The Company has not been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

        In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs would not have a Material Adverse Effect.

        (hh) As of the Closing Date, except as described in the Offering Circular and as provided in the Credit Agreement, there will be no encumbrances or restrictions on the ability of any Subsidiary of the Company (x) to pay dividends or make other distributions on such Subsidiary's Capital Stock or to pay any indebtedness to the Company or any other Subsidiary of the Company, (y) to make loans or advances or pay any indebtedness to, or investments in, the Company or any other Subsidiary of the Company or (z) to transfer any of its property or assets to the Company or any other Subsidiary of the Company.

        (ii) Each certificate signed by any officer of the Company delivered to the Initial Purchaser shall be deemed a representation and warranty by the Company (and not individually by such officer) to the Initial Purchaser with respect to the matters covered thereby.

        (jj) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged. All policies of insurance insuring the Company or its business, assets, employees, officers and directors are in full force and effect. The Company is in compliance with the terms of such policies and instruments in all material respects, and there are no claims by the Company under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company has not been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not, individually or in the aggregate, have a Material Adverse Effect.

        (kk) All information certified to by an officer of the Company in the Perfection Certificate, dated as of March 17, 2004 (the "Perfection Certificate") is true and correct as of the date hereof and will be true and correct as of the Closing Date.

        (ll) (a) Upon:

                (i) execution and delivery of the Collateral Agreements by the Company and the Collateral Agent (as defined therein) and compliance by the Company with its obligations thereunder; and

                (ii) (A) the filing or recording of the Collateral Agreements or appropriate financing statements with the appropriate filing records, registry, or other public office, together with the payment of the requisite filing or recordation fees related thereto,

                        (B) in the case of Motor Vehicles (as defined in the Security Agreement), upon the recordation or notation of the Collateral Agent's security interest on the certificates of title or ownership in respect of such Motor Vehicles and the filing of the Uniform Commercial Code financing statements delivered by the Company having an interest in such Motor Vehicles to the Collateral Agent with respect to such Motor Vehicles,

                        (C) in the case of Collateral comprised of any deposit account and cash, checks, drafts, notes, bills of exchange, money orders and other like instruments held therein, upon the execution and delivery of a Deposit Account Agreement (as defined in the Security Agreement), by the Company, the Administrative Agent and the depositary at which such deposit account is maintained, the Administrative Agent will for the benefit of the Secured Parties have "control" (as defined in Section 9-104(a) of the New York UCC) over such deposit account and all cash, checks, drafts, notes, bills of exchange, money orders and other like instruments held therein and such security interest will be a valid perfected security interest (subject in priority only to the Liens securing the Credit Agreement); and

                        (D) the filing of appropriately completed Uniform Commercial Code Form UCC-1 financing statements (the "Financing Statements") naming the Company as a debtor and the Collateral Agent as the secured party in the appropriate filing office in New York, together with the payment of the requisite filing fees related thereto, the security interest of the Collateral Agent in the Collateral (as defined in the Collateral Agreements) will be a valid and enforceable perfected security interest, which security interest will be superior to and prior to the rights of all third persons other than holders of Permitted Liens.

                (b) As of the Closing Date, except with respect to Permitted Liens, there will be no currently effective financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future Lien on, or security interest in, any assets or property of the Company or any rights thereunder.



        5. Covenants of the Company. The Company hereby agrees:

        (a) To (i) advise the Initial Purchaser promptly after obtaining knowledge (and, if requested by the Initial Purchaser, confirm such advice in writing) of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Notes for offer or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) the happening of any event that makes any statement of a material fact made in the Final Offering Circular untrue or that requires the making of any additions to or changes in the Final Offering Circular in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of any of the Notes under any state securities or Blue Sky laws, and (iii) if, at any time, any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of any of the Notes under any such laws, use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

        (b) To (i) furnish the Initial Purchaser, without charge, as many copies of the Final Offering Circular, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request, and (ii) promptly prepare, upon the Initial Purchaser's reasonable request, any amendment or supplement to the Final Offering Circular that the Initial Purchaser, upon advice of legal counsel, determines may be necessary in connection with Exempt Resales (and the Company hereby consents to the use of the Preliminary Offering Circular and the Final Offering Circular, and any amendments and supplements thereto, by the Initial Purchaser in connection with Exempt Resales).

        (c) Not to amend or supplement the Final Offering Circular prior to the Closing Date or at any time prior to the completion of the resale by the Initial Purchaser of all of the Notes purchased by the Initial Purchaser, unless the Initial Purchaser shall previously have been advised thereof and shall have provided its written consent thereto.

        (d) So long as the Initial Purchaser shall hold any of the Notes, (i) if any event shall occur as a result of which, in the reasonable judgment of the Company or the Initial Purchaser, it becomes necessary or advisable to amend or supplement the Final Offering Circular in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Final Offering Circular to comply with Applicable Law, to prepare, at the expense of the Company, an appropriate amendment or supplement to the Final Offering Circular (in form and substance reasonably satisfactory to the Initial Purchaser) so that (A) as so amended or supplemented, the Final Offering Circular will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) the Final Offering Circular will comply with Applicable Law and (ii) if in the reasonable judgment of the Company or the Initial Purchaser it becomes necessary or advisable to amend or supplement the Final Offering Circular so that the Final Offering Circular will contain all of the information specified in, and meet the requirements of, Rule 144A(d)(4) of the Act, to prepare an appropriate amendment or supplement to the Final Offering Circular (in form and substance reasonably satisfactory to the Initial Purchaser) so that the Final Offering Circular, as so amended or supplemented, will contain the information specified in, and meet the requirements of, such Rule.

        (e) To cooperate with the Initial Purchaser and the Initial Purchaser's counsel in connection with the qualification of the Notes under the securities or Blue Sky laws of such jurisdictions as the Initial

Purchaser may request and continue such qualification in effect so long as reasonably required for Exempt Resales.

        (f) Whether or not any of the Offering or the transactions contemplated under the Documents are consummated or this Agreement is terminated, to pay (i) all costs, expenses, fees and taxes incidental to and in connection with: (A) the preparation, printing and distribution of the Preliminary Offering Circular and the Final Offering Circular and all amendments and supplements thereto (including, without limitation, financial statements and exhibits), and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith, (B) the negotiation, printing, processing and distribution (including, without limitation, word processing and duplication costs) and delivery of, each of the Documents and the Intercreditor Agreement,
(C) the preparation, issuance and delivery of the Notes, (D) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the fees and disbursements of the Initial Purchaser's counsel relating to such registration or qualification), (E) furnishing such copies of the Preliminary Offering Circular and the Final Offering Circular, and all amendments and supplements thereto, as may reasonably be requested for use by the Initial Purchaser and (F) the performance of the Company's obligations under the Registration Rights Agreement, including but not limited to the Exchange Offer, the Exchange Offer Registration Statement and any Shelf Registration Statement, (ii) all fees and expenses of counsel, accountants and any other experts or advisors retained by the Company, (iii) all expenses and listing fees in connection with the application for quotation of the Notes on the Private Offerings, Resales and Trading Automated Linkages ("PORTAL") market, (iv) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Notes by DTC for "book-entry" transfer, (v) all fees charged by rating agencies in connection with the rating of the Notes, (vi) all fees and expenses (including reasonable fees and expenses of counsel) of the Trustee and the Collateral Agent and all sub-collateral agents, and (vii) all fees and expenses incurred in connection with the creation and perfection of the security interests under each Collateral Agreement (including, without limitation, filing and recording fees, search fees, taxes and costs of title policies). If the sale of the Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchaser set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 9 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder (other than in each such case solely by reason of a default by the Initial Purchaser on its obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company agrees to promptly reimburse the Initial Purchaser in cash upon demand for 75% of the reasonable fees and disbursements of Mayer, Brown, Rowe & Maw LLP, counsel for the Initial Purchaser; provided, however, that such amount shall not exceed $200,000.

        (g) To use the proceeds of the Offering in the manner described in the Final Offering Circular under the caption "Use of Proceeds."

        (h) To do and perform all things required to be done and performed under the Documents both prior to and after the Closing Date.

        (i) Not to, and to ensure that no affiliate (as defined in Rule 501(b) of the Act) of the Company will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any "security" (as defined in the Act) that would be integrated with the sale of the Notes in a manner that would require the registration under the Act of the sale to the Initial Purchaser or to the Subsequent Purchasers of the Notes.

        (j) For so long as any of the Notes remain outstanding, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request and without cost, to any owner of the Notes in connection with any sale thereof and any prospective Subsequent Purchasers of such Notes from such owner, the information required by Rule 144A(d)(4) under the Act.

        (k) To comply with the representation letter of the Company to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

        (l) To use its reasonable best efforts to effect the inclusion of the Notes in PORTAL and to use its reasonable best efforts to maintain the listing of the Notes on PORTAL for so long as the Notes are outstanding.

        (m) For so long as any of the Notes remain outstanding, to furnish to the Initial Purchaser copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustee or to the holders of the Notes and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the SEC or any national securities exchange on which any class of securities of the Company may be listed.

        (n) Except in connection with the Exchange Offer or the filing of the Shelf Registration Statement, not to, and not to authorize or permit any person acting on its behalf to, (i) distribute any offering material in connection with the offer and sale of the Notes other than the Preliminary Offering Circular and the Final Offering Circular and any amendments and supplements to the Final Offering Circular prepared in compliance with this Agreement, or (ii) solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

        (o) During the two year period after the Closing Date (or such shorter period as may be provided for in Rule 144(k) under the Act, as the same may be in effect from time to time), to not, and to not permit any future Subsidiaries of either the Company or any other affiliates (as defined in Rule 144A under the Act) controlled by the Company to, resell any of the Notes which constitute "restricted securities" under Rule 144 that have been reacquired by the Company, any future Subsidiaries of the Company or any other affiliates (as defined in Rule 144A under the Act) controlled by the Company, except pursuant to an effective registration statement under the Act.

        (p) The Company shall pay all stamp, documentary and transfer taxes and other duties, if any, which may be imposed by the United States or any political subdivision thereof or taxing authority thereof or therein with respect to the issuance of the Notes or the sale thereof to the Initial Purchaser.

        6. Representations and Warranties of the Initial Purchaser. The Initial Purchaser represents and warrants that:

        (a) It is a QIB and it will offer the Notes for resale only upon the terms and conditions set forth in this Agreement and in the Final Offering Circular.

        (b) It is not acquiring the Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction. In connection with the Exempt Resales, it will solicit offers to buy the Notes only from, and will offer and sell the Notes only to, (A) persons reasonably believed by the Initial Purchaser to be QIBs or (B) persons reasonably believed by the Initial Purchaser to be Accredited Investors or (C) non-U.S. persons reasonably believed by the Initial Purchaser to be a purchaser referred to in Regulation S under the Act;

provided, however, that in purchasing such Notes, such persons are deemed to have represented and agreed as provided under the caption "Notice to Investors" contained in the Final Offering Circular.

        (c) No form of general solicitation or general advertising in violation of the Act has been or will be used nor will any offers in any manner involving a public offering within the meaning of Section 4(2) of the Act or, with respect to Notes to be sold in reliance on Regulation S, by means of any directed selling efforts be made by such Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Notes.

        (d) The Initial Purchaser will deliver to each Subsequent Purchaser of the Notes, in connection with its original distribution of the Notes, a copy of the Final Offering Circular, as amended and supplemented at the date of such delivery.

        7. Conditions. The obligations of the Initial Purchaser to purchase the Notes under this Agreement are subject to the satisfaction of each of the following conditions or waiver thereof by the Initial Purchaser:

        (a) All the representations and warranties of the Company contained in this Agreement and in each of the Documents and the Perfection Certificate shall be true and correct as of the date hereof and at the Closing Date. On or prior to the Closing Date, the Company and each other party to the Documents (other than the Initial Purchaser) shall have performed or complied with all of the agreements and satisfied all conditions on their respective parts to be performed, complied with or satisfied pursuant to the Documents (other than conditions to be satisfied by such other parties, which the failure to so satisfy would not, individually or in the aggregate, have a Material Adverse Effect).

        (b) No injunction, restraining order or order of any nature by a Governmental Authority shall have been issued as of the Closing Date that would prevent or materially interfere with the consummation of the Offering or any of the transactions contemplated under the Documents; and no stop order suspending the qualification or exemption from qualification of any of the Notes in any jurisdiction shall have been issued and no Proceeding for that purpose shall have been commenced or, to the knowledge of the Company after due inquiry, be pending or contemplated as of the Closing Date.

        (c) No action shall have been taken and no Applicable Law shall have been enacted, adopted or issued that would, as of the Closing Date, prevent the consummation of the Offering or any of the transactions contemplated under the Documents. No Proceeding shall be pending or, to the knowledge of the Company after due inquiry, threatened other than Proceedings that (A) if adversely determined would not, individually or in the aggregate, adversely affect the issuance or marketability of the Notes, and (B) would not, individually or in the aggregate, have a Material Adverse Effect.

        (d) Subsequent to the respective dates as of which data and information are given in the Final Offering Circular, there shall not have been any Material Adverse Change.

        (e) The Notes shall have been designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL market.

        (f) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization and
(iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

        (g) The proceeds of the Offering will be used in the manner described in the Final Offering Circular under the caption "Use of Proceeds."

        (h) The Initial Purchaser shall have received on the Closing Date:

                (i) certificates dated the Closing Date, signed by (1) the Chairman or Vice Chairman of the Company and (2) the principal financial or accounting officer of the Company, on behalf of the Company, to the effect that (a) the representations and warranties set forth in Section 4 hereof are true and correct in all material respects with the same force and effect as though expressly made at and as of the Closing Date,
        (b) the Company has complied with all agreements and satisfied all conditions in all material respects on its part to be performed or satisfied at or prior to the Closing Date, (c) at the Closing Date, since the date hereof or since the date of the most recent financial statements in the Final Offering Circular (exclusive of any amendment or supplement thereto after the date hereof), no event or events have occurred, no information has become known nor does any condition exist that, individually or in the aggregate, would have a Material Adverse Effect, (d) since the date of the most recent financial statements in the Final Offering Circular (exclusive of any amendment or supplement thereto after the date hereof), other than as described in the Final Offering Circular or contemplated hereby, the Company has not incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, that are material to the Company, taken as a whole, or entered into any transactions not in the ordinary course of business that are material to the business, condition (financial or otherwise) or results of operations or prospects of the Company, and there has not been any change in the Capital Stock or long-term indebtedness of the Company that is material to the business, condition (financial or otherwise) or results of operations or prospects of the Company, and (e) the sale of the Notes has not been enjoined (temporarily or permanently).

                (ii) a certificate, dated the Closing Date, executed by the Secretary of the Company, certifying such matters as the Initial Purchaser may reasonably request.

                (iii) a certificate of solvency, dated the Closing Date, executed by the principal financial or accounting officer of the Company substantially in the form previously approved by the Initial Purchaser.

                (iv) the opinion of Harris Beach LLP, counsel to the Company, dated the Closing Date, substantially in the form of Exhibit A attached hereto.

                (v) an opinion, dated the Closing Date, of Mayer, Brown, Rowe & Maw LLP, counsel to the Initial Purchaser, in form satisfactory to the Initial Purchaser covering such matters as are customarily covered in such opinions.

        (i) The Initial Purchaser shall have received from PricewaterhouseCoopers LLP, independent auditors, with respect to the Company,
(A) a customary comfort letter, dated the date of the Final Offering Circular, in form and substance reasonably satisfactory to the Initial Purchaser, with respect to the financial statements and certain financial information contained in the Final Offering Circular, and (B) a customary "bring down" comfort letter, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, to the effect that PricewaterhouseCoopers LLP reaffirms the statements made in its letter furnished pursuant to clause (A) above.

        (j) Each of the Documents shall have been executed and delivered by all parties thereto, and the Initial Purchaser shall have received a fully executed original of each Document.

        (k) The Initial Purchaser shall have received copies of all opinions, certificates, letters and other documents delivered under or in connection with the Offering or any transaction contemplated in the Documents.

        (l) The Initial Purchaser shall have received the Final Offering Circular, and the terms of each Document shall conform in all material respects to the description thereof in the Final Offering Circular.

        (m) None of the parties to any of the Documents shall be in breach or default of any of their respective obligations in any material respect.

        (n) The Collateral Agent shall have received (with a copy for the Initial Purchaser) on the Closing Date:

                (i) appropriately completed copies of Uniform Commercial Code financing statements naming the Company as a debtor and the Collateral Agent as the secured party, or other similar instruments or documents to be filed under the UCC of all jurisdictions as may be necessary or, in the reasonable opinion of the Collateral Agent and its counsel, desirable to perfect the security interests of the Collateral Agent pursuant to the Security Agreement;

                (ii) appropriately completed copies of Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Liens (other than Permitted Liens) of any Person in any collateral described in any Security Agreement previously granted by any Person;

                (iii) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Collateral Agent, dated a date reasonably near to the Closing Date, listing all effective financing statements which name the Company (under its present name and any previous names) as the debtor, together with copies of such financing statements (none of which shall cover any collateral described in any Collateral Agreement, other than such financing statements that evidence Permitted Liens);

                (iv) such other approvals, opinions, or documents as the Collateral Agent may reasonably request in form and substance reasonably satisfactory to the Collateral Agent; and

                (v) the Collateral Agent and its counsel shall be satisfied that
        (i) the Lien granted to the Collateral Agent, for the benefit of the Secured Parties in the collateral described above is of the priority described in the Final Offering Circular; and (ii) no Lien exists on any of the collateral described above other than the Lien created in favor of the Collateral Agent, for the benefit of the Secured Parties, pursuant to a Collateral Agreement, in each case subject to the Permitted Liens.

        (o) All Financing Statements or other similar financing statements and Uniform Commercial Code Form UCC-3 termination statements required pursuant to clause (o)(i) and (ii) above (collectively, the "Filing Statements") shall have been delivered to CT Corporation System or another similar filing service company acceptable to the Collateral Agent (the "Filing Agent"). The Filing Agent shall have acknowledged in a writing reasonably satisfactory to the Collateral Agent and its counsel (i) the Filing Agent's receipt of all Filing Statements, (ii) that the Filing Statements have either been submitted for filing in the appropriate filing offices or will be submitted for filing in the appropriate offices within ten days following the Closing Date and (iii) that the Filing Agent will notify the Collateral Agent and its counsel of the results of such submissions within 30 days following the Closing Date.

        (p) The Initial Purchaser shall have received prior to or contemporaneously with the Closing a payoff letter from the lender or agent under the Company's existing secured credit facility in form and substance satisfactory to the Initial Purchaser.

        (q) The Company shall have delivered the following documents and instruments with regard to each Premises prior to or contemporaneously with the
Closing:

                (i) to the Collateral Agent, as mortgagee, fully executed counterparts of Mortgages, each dated as of the Closing Date, duly executed by the Company, together with evidence of the completion (or satisfactory arrangements for the completion), of all recordings and filings of such Mortgage as may be necessary to create a valid, perfected Lien, subject to Permitted Liens, against the properties to be covered thereby;

                (ii) to the Collateral Agent, mortgagee's title insurance policies in favor of the Collateral Agent, as mortgagee for the ratable benefit of the Collateral Agent and the Secured Parties, in amounts and in form and substance and issued by insurers reasonably acceptable to the Collateral Agent, with respect to the property purported to be covered by such Mortgages, insuring that title to such property is marketable and that the interests created by the Mortgages constitute valid Liens thereon free and clear of all Liens, defects and encumbrances other than Permitted Liens, and such policies shall also include, to the extent available, a revolving credit endorsement and such other endorsements as the Collateral Agent shall reasonably request and shall be accompanied by evidence of the payment in full of all premiums thereon;

                (iii) to the Collateral Agent, with respect to each of the covered Premises, the most recent survey of such Premises, together with either (A) an updated survey certification in favor of the Trustee and the Collateral Agent from the applicable surveyor stating that, based on a visual inspection of the property and the knowledge of the surveyor, there has been no change in the facts depicted in the survey or (B) an affidavit from the Company stating that there has been no change, other than, in each case, changes that do not materially adversely affect the use by the Company of such Premises for the Company's business as so conducted, or intended to be conducted, at such Premises; and

                (iv) to the Collateral Agent, with respect to each Premises that is the subject of such Mortgages, such filings, surveys, local counsel opinions and fixture filings, along with such other documents, instruments, certificates and agreements, as the Collateral Agent and its counsel shall reasonably request or that are required to be delivered pursuant to the Indenture.

        (r) The Initial Purchaser shall have received prior to or contemporaneously with the Closing executed Acknowledgments of Liens for each of the Company's Salt Handling and Storage Agreements in form and substance satisfactory to the Initial Purchaser.

        (s) The Initial Purchaser shall have received prior to or contemporaneously with the Closing an executed Landlord Consent from Retsof Realty LLC and the principals of Retsof Realty LLC in favor of the Secured Parties confirming that the Secured Parties or their assignees will be entitled to receive a long term lease of the "Fuller Plant Site" in Retsof, NY on the same financial terms as the existing lease for such premises in form and substance satisfactory to the Initial Purchaser.

        8. Indemnification and Contribution.

        (a) The Company agrees to indemnify and hold harmless the Initial Purchaser, and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities of any kind to which the Initial Purchaser or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                (i) any untrue statement or alleged untrue statement of any material fact contained in any Offering Circular or any amendment or supplement thereto;

                (ii) the omission or alleged omission to state, in any Offering Circular or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or

                (iii) any breach by the Company of its representations, warranties and agreements set forth herein;

and, subject to the provisions hereof, will reimburse, as incurred, the Initial Purchaser and each such controlling person for any legal or other expenses reasonably incurred by the Initial Purchaser or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof; provided, however, the Company will not be liable in any such case to the extent (but only to the extent) that any such loss, claim, damage or liability is finally judicially determined by a court of competent jurisdiction in a final, unappealable judgment, to have resulted solely from any untrue statement or alleged untrue statement or omission or alleged omission made in any Offering Circular or any amendment or supplement thereto in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company by or on behalf of the Initial Purchaser specifically for use therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have to the indemnified parties. The Company shall not be liable under this Section 8 for any settlement of any claim or action effected without its prior written consent, which consent shall not be unreasonably withheld or delayed; and provided further, however, that this indemnity, as to the Preliminary Offering Circular, shall not inure to the benefit of the Initial Purchaser (or any person controlling such Initial Purchaser) on account of any loss, claim, damage or liability arising from the sale of Notes to any person by such Initial Purchaser if such Initial Purchaser failed to send or give a copy of the Final Offering Circular (as the same may be supplemented or amended) to such person at or prior to the written confirmation of the sale of the Notes to such person, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact in such Preliminary Offering Circular was corrected in the Final Offering Circular, unless such failure resulted from noncompliance by the Company with Section 5(b).

        (b) The Initial Purchaser agrees to indemnify and hold harmless each of the Company, its directors, officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities of any kind to which the Company or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are finally judicially determined by a court of competent jurisdiction in a final, unappealable judgment, to have resulted solely from (i) any untrue statement or alleged untrue statement of any material fact contained in any Offering Circular or any amendment or supplement thereto or (ii) the omission or the alleged omission to state therein a material fact required to be stated in any Offering Circular or any amendment or supplement thereto or necessary to make the statements therein not misleading, in each case to the extent (but only to the extent) that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser, furnished to the Company or its agents by or on behalf of the Initial Purchaser specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or any such director, officer or controlling person in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Initial Purchaser may otherwise have to the indemnified parties.

        (c) As promptly as reasonably practical after receipt by an indemnified party under this Section 8 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 8, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve such indemnifying party from any liability under paragraph (a) or (b) above unless and only to the extent it is materially prejudiced as a result thereof and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by counsel in writing that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties at the expense of the indemnifying party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchaser in the case of paragraph (a) of this Section 8 or the Company in the case of paragraph (b) of this Section 8, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 8, in which case the indemnified party may effect such a settlement without such consent.

        (d) No indemnifying party shall be liable under this Section 8 for any settlement of any claim or action (or threatened claim or action) effected without its written consent, which shall not be unreasonably withheld, but if a claim or action settled with its written consent, or if there be a final judgment for the plaintiff with respect to any such claim or action, each indemnifying party jointly and severally agrees, subject to the exceptions and limitations set forth above, to indemnify and hold harmless each indemnified party from and against any and all losses, claims, damages or liabilities (and legal and other expenses as set forth above) incurred by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement or compromise of any pending or threatened proceeding in respect of which the indemnified party is or could have been a party, or indemnity could have been sought hereunder by the indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and
(B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of the indemnified party.

        (e) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contributions, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties, on the one hand, and the indemnified party, on the other, from the Offering or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party, on the other, in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company, on the one hand, and the Initial Purchaser, on the other, shall be deemed to be in the same proportion as the total proceeds from the Offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchaser, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omissions, and any other equitable considerations appropriate in the circumstances.

        (f) The Company and the Initial Purchaser agree that it would not be equitable if the amount of such contribution determined pursuant to the immediately preceding paragraph (e) were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of the immediately preceding paragraph (e). Notwithstanding any other provision of this
Section 8, the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by such Initial Purchaser under this Agreement, less the aggregate amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of the immediately preceding paragraph (e), each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director of the Company, each officer of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

        9. Termination. The Initial Purchaser may terminate this Agreement at any time on or prior to the Closing Date by written notice to the Company if any of the following has occurred:

        (a) since the date hereof, any Material Adverse Effect or development involving or reasonably expected to result in a prospective Material Adverse Effect that could, in the Initial Purchaser's reasonable judgment, be expected to (i) make it impracticable or inadvisable to proceed with the offering or delivery of the Notes on the terms and in the manner contemplated in the Final Offering Circular, or (ii) materially impair the investment quality of any of the Notes;

        (b) the failure of the Company to satisfy the conditions contained in
 Section 7(a) hereof on or prior to the Closing Date;

        (c) any outbreak or escalation of hostilities or other national or international calamity or crisis, including acts of terrorism, or material adverse change or disruption in economic conditions in, or in the financial markets of, the United States (it being understood that any such change or disruption shall be relative to such conditions and markets as in effect on the date hereof), if the effect of such outbreak, escalation, calamity, crisis, act or material adverse change in the economic conditions in, or in the financial markets of, the United States could be reasonably expected to make it, in the Initial Purchaser's sole judgment, impracticable or inadvisable to market or proceed with the offering or delivery of the Notes on the terms and in the manner contemplated in the Final Offering Circular or to enforce contracts for the sale of any of the Notes;

        (d) the suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market or any setting of limitations on prices for securities on any such exchange or NASDAQ National Market;

        (e) the enactment, publication, decree or other promulgation after the date hereof of any Applicable Law that in the Initial Purchaser's counsel's reasonable opinion materially and adversely affects, or could be reasonably expected to materially and adversely affect, the properties, business, prospects, operations, earnings, assets, liabilities or condition (financial or otherwise) of the Company and any future Subsidiaries of the Company, taken as a whole;

        (f) any securities of the Company shall have been downgraded or placed on any "watch list" for possible downgrading by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act; or

        (g) the declaration of a banking moratorium by any Governmental Authority; or the taking of any action by any Governmental Authority after the date hereof in respect of its monetary or fiscal affairs that in the Initial Purchaser's opinion could reasonably be expected to have a material adverse effect on the financial markets in the United States or elsewhere.

        10. Survival of Representations and Indemnities. The representations and warranties, covenants, indemnities and contribution and expense reimbursement provisions and other agreements, representations and warranties of the Company set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, (ii) acceptance of the Notes, and payment for them hereunder, and (iii) any termination of this Agreement.

        11. Default by the Initial Purchaser. If the Initial Purchaser shall breach its obligations to purchase the Notes that it has agreed to purchase hereunder on the Closing Date and arrangements satisfactory to the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate with respect to such Initial Purchaser without liability on the part of the Company. Nothing herein shall relieve the Initial Purchaser from liability for its default.

        12. Information Supplied by the Initial Purchaser. The statements set forth in the first and second sentences of the third paragraph and the second sentence of the tenth paragraph under the heading "Plan of Distribution" in the Offering Circular (to the extent such statements relate to the Initial Purchaser) constitute the only information furnished by the Initial Purchaser to the Company or its Subsidiaries for the purposes of Sections 2(a) and 9 hereof.

        13. Miscellaneous.

        (a) Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to: American Rock Salt Company LLC, 3846 Retsof Road, Retsof, New York 14539, Attention: Chief Financial Officer, with a copy to: Harris Beach LLP, 99 Garnsey Road, Pittsford, New York 14534,
Attention: Christopher D. Jagel, Esq., and (ii) if to the Initial Purchaser, to:
Jefferies & Company, Inc., 520 Madison Avenue, 12th Floor, New York, NY 10022,
Attention: Lloyd H. Feller, Esq., with a copy to: Mayer, Brown, Rowe & Maw LLP, 1675 Broadway, New York, New York 10019-5820, Attention: Ronald S. Brody, Esq., (or in any case to such other address as the person to be notified may have requested in writing).

        (b) This Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Initial Purchaser and, to the extent provided in Section 8 hereof, the controlling persons, officers, directors, partners, employees, representatives and agents referred to in Section 8, and their respective heirs, executors, administrators, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Notes from the Initial Purchaser merely because of such purchase. Notwithstanding the foregoing, it is expressly understood and agreed that each purchaser who purchases Notes from the Initial Purchaser is intended to be a beneficiary of the Company's covenants contained in the Registration Rights Agreement to the same extent as if the Notes were sold and those covenants were made directly to such purchaser by the Company, and each such purchaser shall have the right to take action against the Company to enforce, and obtain damages for any breach of, those covenants.

        (c) THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

        (d) THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY (I) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE

TRANSACTIONS CONTEMPLATED HEREBY; AND (II) WAIVES (A) ITS RIGHT TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE INITIAL PURCHASER AND FOR ANY COUNTERCLAIM RELATED TO ANY OF THE FOREGOING AND (B) ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

        (e) This Agreement may be signed in various counterparts, which together shall constitute one and the same instrument.

        (f) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (g) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

        (h) This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by all of the signatories hereto.



                  [Remainder of page intentionally left blank]

        Please confirm that the foregoing correctly sets forth the agreement between the Company and the Initial Purchaser.

                                             Very truly yours,

                                             AMERICAN ROCK SALT COMPANY LLC

                                             By:  /s/ Neil L. Cohen
                                                 ------------------------
                                                 Name:  Neil L. Cohen
                                                 Title: Vice Chairman

Accepted and Agreed to:
JEFFERIES & COMPANY, INC.



By: /s/ Mark Q. Davis

   -------------------------
   Name:  Mark Q. Davis
   Title: Managing Director

                                                              Purchase Agreement

                                                                       EXHIBIT A

                               FORM OF OPINIONS OF
                                HARRIS BEACH LLP

        Set forth below are the proposed opinions to be included in the proposed form of opinion of Harris Beach LLP. This Exhibit A will be replaced with the actual form of opinion and it is our intent to negotiate the form of such opinion in its entirety (including the assumptions, qualifications and limitations to be contained therein).

        (i) The Company is duly formed, validly existing and in good standing under the laws of the State of New York.

        (ii) The Company has all requisite power and authority to carry on its business and to own, lease and operate its properties and assets described in the Final Offering Circular and to execute, deliver and perform its obligations under the Subject Documents and to consummate the transactions contemplated thereby.

        (iii) The Company is duly qualified or licensed to do business and is in good standing as a foreign corporation, as the case may be, authorized to do business in each jurisdiction in which the nature of such business or the ownership or leasing of such properties requires such qualification, except where the failure to be so qualified could not, singly or in the aggregate, reasonably be excepted to have a Material Adverse Effect.

        (iv) The authorized, issued and outstanding Capital Stock of the Company is as set forth in the Final Offering Circular under the caption
"Capitalization." All of the outstanding Capital Stock of the Company has been duly authorized and validly issued, is fully paid and non-assessable and was not issued in violation of any preemptive or similar rights.

        (v) The Notes are in the form contemplated by the Indenture. The execution, delivery and performance of the Notes have been duly and validly authorized by the Company, and when executed and delivered in accordance with the terms of the Purchase Agreement and the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee and due authentication and delivery of the Notes by the Trustee in accordance with the Indenture), will be the valid and legally binding obligations of the Company, entitled to the benefits of the Indenture, the Collateral Agreements and the Registration Rights Agreement, and enforceable against the Company in accordance with their terms.

        (vi) The execution, delivery and performance of the Exchange Notes and the Private Exchange Notes have been duly and validly authorized by the Company, and when executed and delivered by the Company in accordance with the terms of the Registration Rights Agreement and the Indenture (assuming the due authorization, execution and delivery of the Registration Rights Agreement and the Indenture by the Trustee and due authentication and delivery of the Exchange Notes and the Private Exchange Notes by the Trustee in accordance with the Indenture), will be the valid and legally binding obligations of the Company, entitled to the benefits of the Indenture, the Collateral Agreements and the Registration Rights Agreement, and enforceable against the Company in accordance with their terms.

        (vii) The Company has all requisite power and authority to execute, deliver and perform its obligations under the Registration Rights Agreement. The execution, delivery and performance of the Registration Rights Agreement has been duly and validly authorized by the Company. The Registration

Rights Agreement, when executed and delivered by the Company, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

        (viii) The Company has all requisite power and authority to execute, deliver and perform its obligations under the Purchase Agreement and to consummate the transactions contemplated thereby. The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated thereby by the Company has been duly and validly authorized by the Company. The Purchase Agreement has been duly and validly executed and delivered by the Company.

        (ix) The Indenture is in sufficient form for qualification under the TIA. Each of the Indenture and the Collateral Agreements has been duly and validly authorized by the Company. Each of the Indenture and the Collateral Agreements, when executed and delivered by the Company, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

        (x) When executed and delivered, the Subject Documents will conform in all material respects to the descriptions thereof in the Final Offering Circular.

        (xi) To the best of our knowledge, except as disclosed in the Final Offering Circular, there are no Proceedings pending or threatened that either
(i) seek to restrain, enjoin, prevent the consummation of, or otherwise challenge any of the Subject Documents or any of the transactions contemplated therein, or (ii) could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the best of our knowledge, the Company is not subject to any judgment, order, decree, rule or regulation of any Governmental Authority that could, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        (xii) The Company is not in violation of its Charter Documents. The Company is not (i) in violation of any Applicable Law of any Governmental Authority, or (ii) to the best of our knowledge, in breach of or default under any Applicable Agreements, other than as disclosed in the Final Offering Circular or breaches or defaults that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. There exists no condition that, with the passage of time or otherwise, would (a) constitute a violation of such Charter Documents or Applicable Laws or (b) constitute a breach of or default under any Applicable Agreement or (c) result in the imposition of any penalty or the acceleration of any indebtedness, other than breaches, penalties or defaults that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect. All Applicable Agreements are in full force and effect and are legal, valid and binding obligations, and no default has occurred or is continuing thereunder, other than such defaults that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        (xiii) No consent, approval, authorization or order of any Governmental Authority, or third party is required for the issuance and sale by the Company of the Notes to the Initial Purchaser, the execution, delivery or performance by the Company of any Subject Document to which it is a party or the consummation by the Company of the other transactions contemplated by the Purchase Agreement, except such as have been obtained and such as may be required under state securities or "Blue Sky" laws in connection with the purchase and resale of the Notes by the Initial Purchaser.

        (xiv) It is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchaser and to each Subsequent Purchaser in the manner contemplated by the Purchase Agreement and the Final Offering Circular to register the Notes under the Act or to qualify the Indenture under the TIA.

        (xviii) Neither the issuance and sale by the Company of the Notes as contemplated by the Purchase Agreement nor the application by the Company of the proceeds therefrom violates Regulation T, U or X of the Board of Governors of the Federal Reserve System.

        (xv) Neither the execution, delivery or performance by the Company of the Subject Documents to which it is a party nor the consummation of any transactions contemplated therein will conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under, require the consent of any person (other than consents already obtained) under, result in the imposition of a Lien on any assets of the Company (except pursuant to the Subject Documents or the Credit Agreement), or result in an acceleration of indebtedness under or pursuant to (i) the Charter Documents of the Company, (ii) any Applicable Agreement, other than such breaches, violations or defaults that could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (iii) any Applicable Law. After consummation of the Offering and transactions contemplated in the Subject Documents, no Default or Event of Default will exist.

        (xvi) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act; and the Company is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds therefrom as described in the Final Offering Circular, will not be an "investment company" (as defined in the Investment Company Act) or a subsidiary thereof.

        (xvii) No registration under the Act of the Notes is required in connection with the issuance and sale of the Notes to the Initial Purchaser as contemplated by the Purchase Agreement and the Final Offering Circular or in connection with the initial resale of the Notes by the Initial Purchaser in accordance with Section 6 of the Purchase Agreement, and, prior to the commencement of the Exchange Offer or the effectiveness of the Shelf Registration Statement, the Indenture is not required to be qualified under the TIA, in each case assuming (i) (A) that the purchasers who buy the Notes in the initial resale thereof are qualified institutional buyers as defined in Rule 144A promulgated under the Act, (B) that the purchasers who buy the Notes in the initial resale thereof are institutional "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) under the Act or (C) that the offer or sale of the Notes is made in an offshore transaction as defined in Regulation S, (ii) the accuracy of the Initial Purchaser's representations in Section 6 of the Purchase Agreement and those of the Company contained in the Purchase Agreement regarding the absence of a general solicitation in connection with the sale of the Notes to the Initial Purchaser and the initial resale thereof and (iii) the due performance by the Initial Purchaser of the agreements set forth in Section 6 of the Purchase Agreement.

        (xviii) (A)     The Security Agreement creates a valid and enforceable
                        security interest in favor of the Collateral Agent for the benefit of the Secured Parties in those types of Collateral (as defined in the Security Agreement) in which a security interest may be created under Article 9 of the Uniform Commercial Code as in effect in the State of New York (the "New York UCC") (such Collateral, the
                        "Article 9 Collateral").

                (B) The financing statements attached hereto as Annex I naming the Company as debtor and the Collateral Agent as secured party to be filed in the filing offices in the States identified in Schedule I hereto are in appropriate form for filing and, when duly filed in such filing offices identified in Schedule I hereto, will result in the perfection of all security interests in all Article 9 Collateral which can be perfected under the Uniform Commercial Code as in effect in such State, by the filing of a financing statement in such State. No further action will be required in order to perfect such security interests and to preserve, protect and continue such perfection, except for the filing of periodic continuation statements with respect to such financing statements. To our knowledge, no mortgage, recording, registration, stamp or other similar tax or fee will be due upon the execution, delivery, recordation, filing or performance, as the case may be, of any financing statements referred to in this paragraph (xviii)(B), except nominal filing fees.

                (C) Upon the execution and delivery of each Deposit Account Agreement (as defined in the Security Agreement) by each Subject Person that maintains a deposit account with a depositary, the Control Collateral Sub-Agent and such depositary, the Control Collateral Sub-Agent for the benefit of the Secured Parties will have "control" (as defined in Section 9-104(a) of the New York UCC) over each deposit account listed in such Deposit Account Agreement and all cash, checks, drafts, notes, bills of exchange, money orders and other like instruments held therein. No recordation or filing need be made, and no other action need be taken, in order to perfect or maintain the perfection of the Control Collateral Sub-Agent's security interest in such deposit accounts or any cash, checks, drafts, notes, bills of exchange, money orders or other like instruments held therein.

        (xix) [additional opinions related to mortgage previously provided.]

        We have participated in conferences with officers of the Company, representatives of the independent certified public accountants of the Company, and representatives of the Initial Purchaser and its counsel, at which conferences the contents of the Final Offering Circular and related matters were discussed and, although we have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Final Offering Circular (except as set forth in paragraph (xi) above), on the basis of the foregoing, nothing has come to our attention that causes us to believe that the Final Offering Circular as of its date contained, or on the Closing Date contains, an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no view with respect to the financial statements and notes thereto or other financial data included in the Final Offering Circular).

Definitions:  These would be worked into the preamble of the opinion.

        Generally: Capitalized terms used herein but not defined shall have the meanings given to them in the Purchase Agreement.


        Collateral Agreements: The Security Agreement, the Mortgage and the

----------.

        Subject Documents:  All of the Documents.